--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              RAINBOW RENTALS INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Not Applicable

     (2) Aggregate number of securities to which transaction applies: Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

     (4) Proposed maximum aggregate value of transaction: Not Applicable

     (5) Total fee paid: Not Applicable

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: Not Applicable

     (2) Form, Schedule or Registration Statement No.: Not Applicable

     (3) Filing Party: Not Applicable

     (4) Date Filed: Not Applicable

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          April 9, 1999

Dear Fellow Shareholder:

     It is a pleasure to extend to you a cordial invitation to attend the 1999 Annual Meeting of Shareholders of Rainbow Rentals, Inc. This year's annual meeting will be held on May 13, 1999.

     Shareholders will be asked to approve the election of Directors, to ratify the appointment of auditors and to approve an amendment to the Rainbow Rentals, Inc. 1998 Stock Option Plan. In addition, we will present a report on the operations and activities of the Company. Following the meeting, management will be pleased to answer your questions about the Company.

     Please carefully review the Proxy Statement and then complete and sign the Proxy and return it promptly to the Company in the enclosed self-addressed stamped envelope.

     I hope you will be able to attend this meeting in person. Whether or not you expect to attend, I urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

     I look forward to seeing you on May 13th.

                                          Sincerely,

                                          Wayland J. Russell
                                          Chairman of the Board and Chief
                                          Executive Officer

                             RAINBOW RENTALS, INC.

                            3711 STARR CENTRE DRIVE
                              CANFIELD, OHIO 44406

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 13, 1999

     The Annual Meeting of Shareholders of Rainbow Rentals, Inc., an Ohio corporation (the "Company"), will be held at Tippicanoe Country Club, 5870 Tippicanoe Road, Canfield, Ohio on Thursday, May 13, 1999 at 10:00 a.m.

     The purpose of the meeting will be to:

          1. Elect five (5) Directors for a term expiring in 2000.

          2. Ratify the appointment of KPMG LLP as auditors of the Company for the year ending December 31, 1999.

          3. Approve an amendment to the 1998 Stock Option Plan to reserve for issuance under such plan an additional 200,000 Common Shares of the Company.

          4. Transact such other business as is properly brought before the meeting.

     Only holders of shares of Common Stock of record at the close of business on March 31, 1999, will be entitled to notice of and to vote at the meeting. A list of such shareholders will be open for examination by any shareholder at the meeting.

     ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, PLEASE MARK, DATE AND SIGN YOUR PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

                                          By Order of the Board of Directors

                                          Michael A. Pecchia
                                          Secretary
Canfield, Ohio
April 9, 1999

                             RAINBOW RENTALS, INC.

                            3711 STARR CENTRE DRIVE
                              CANFIELD, OHIO 44406

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                    SOLICITATION AND REVOCABILITY OF PROXIES

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rainbow Rentals, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the time and place, and for the purposes, set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Annual Meeting"). It is anticipated that the proxy statement together with the proxy and the 1999 Annual Report to Shareholders will be mailed to the Company's shareholders commencing on April 6, 1999.

     Pursuant to the Ohio General Corporation Law, a person has the power to revoke its proxy at any time before it is exercised by (1) attending the Annual Meeting and voting in person, (2) executing and delivering a proxy bearing a later date, or (3) delivering written notice of revocation to the Secretary of the Company prior to the Annual Meeting.

     The Company will bear the cost of this solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of the Company's shares of Common Stock (the "Common Shares"). In addition, proxies may be solicited by mail, personal interview, telephone or telegraph by Directors, officers or employees of the Company without additional compensation therefor.

                           PURPOSES OF ANNUAL MEETING

     The Annual Meeting has been called for the purposes of (1) electing five
(5) Directors whose term of office will expire in 2000; (2) ratifying the appointment of KPMG LLP as auditors of the Company for 1999; (3) approving an amendment to the 1998 Stock Option Plan increasing the number of shares issuable under the Plan from 400,000 to 600,000 Common Shares; and (4) transacting such other business as may properly come before the meeting.

     The three persons named in the enclosed Proxy have been selected by the Board of Directors and will vote Common Shares represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the Director nominees named herein and in favor of the proposals listed in Items 2 and 3 above.

                               VOTING SECURITIES

     The close of business on March 31, 1999 has been fixed as the record date for the determination of holders of record of the Common Shares of the Company entitled to notice of and to vote at the Annual Meeting. On the record date, 5,925,735 Common Shares were outstanding and eligible to be voted at the Annual Meeting. A quorum for the transaction of business at the Annual Meeting is a majority of the outstanding Common Shares. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting. The election of Directors and the proposal to ratify the appointment of auditors require approval only by a plurality of the votes cast. The affirmative vote of the holders of a majority of the outstanding Common Shares is required to approve the amendment to the 1998 Stock Option Plan. As a consequence, abstentions and broker non-votes will not be counted in determining the outcome of the vote with respect to election of directors or appointment of the auditors; however, they will be counted for purposes of determining the presence of a quorum and will in effect be votes against the proposal to amend the 1998 Stock Option Plan.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS

GENERAL

     The business of the Company is managed under the direction of the Company's Board of Directors. The number of Directors is currently fixed at five. Each of the Directors hold office until the next annual meeting or the election and qualification of their respective successors.

     The Board of Directors has established two standing committees: a Compensation Committee and an Audit Committee.

     The Audit Committee has general responsibility for supervision of financial controls as well as accounting and audit activities of the Company. The Audit Committee annually reviews the qualifications of the Company's independent certified public accountants, makes recommendations to the Board of Directors concerning the selection of the accountants, reviews and approves the services performed by the accountants, and reviews their fees. The Audit Committee consists of Messrs. Russell, Burton, and Winfield.

     The Compensation Committee has the authority to: (1) administer the Company's Stock Option Plan; (2) review and monitor key employee compensation and benefits policies and (3) administer the Company's management compensation plans. The Compensation Committee consists of Messrs. Russell, Burton, and Winfield.

     The Board of Directors held two meetings in 1998 following the completion of the initial public offering, while neither of the two Committees met last year. All of the Directors attended the two meetings held in 1998.

COMPENSATION OF DIRECTORS

     The Company pays each outside Director a fee of $10,000 for attendance at up to four meetings per year, together with reimbursement of out-of-pocket expenses incurred in connection with the Directors' attendance at such meetings. In addition, each outside Director receives $2,500 per meeting for each meeting attended in excess of four per year. No additional compensation is to be paid for committee meetings held on the same day as a Board of Directors' meeting. Officers of the Company who are also Directors will receive no additional compensation for serving as Directors.

     Each outside Director of the Company upon their election received a stock option to purchase 10,000 Common Shares at $10 per share. Such options vest ratably over a period of three years and expire ten years from date of grant.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Board of Directors has nominated Wayland J. Russell, Lawrence S. Hendricks, Michael J. Viveiros, Brian L. Burton and Ivan J. Winfield to stand for reelection as Directors until the 2000 Annual Meeting of Shareholders.

     At the Annual Meeting, the Common Shares represented by valid Proxies, unless otherwise specified, will be voted to reelect the Directors. Each individual nominated for election as a Director of the Company has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors has no reason to believe that the persons listed as nominees will be unable or unwilling to serve.

     The Board of Directors recommends that each shareholder vote "FOR" the Board of Directors' nominees.

                      NOMINEES FOR TERMS TO EXPIRE IN 2000

                                                                                               DIRECTOR
    NAME OF DIRECTOR       AGE    PRINCIPAL OCCUPATION PAST FIVE YEARS, OTHER DIRECTORSHIPS     SINCE
    ----------------       ---    ---------------------------------------------------------    --------
Wayland J. Russell         47     Chairman of the Board and Chief Executive Officer since        1986
                                  February 1997, having previously served as the Company's
                                  President since its inception in 1986.
Lawrence S. Hendricks      41     Chief Operating Officer since February, 1997, having           1986
                                  previously served as Vice President for Store Operations
                                  since the Company's inception in 1986.
Michael J. Viveiros        43     President since February 1997, having previously served        1986
                                  as Vice President since the Company's inception in 1986.
Brian L. Burton            58     President of Vertical Merchandising Systems, Inc., a           1998
                                  distributor of impulse merchandising systems to
                                  supermarkets, for over five years.
Ivan J. Winfield           64     Mr. Winfield has served since September 1995 as an             1998
                                  Associate Professor at Baldwin-Wallace College,
                                  Cleveland, Ohio, and as a business consultant. Prior
                                  thereto, Mr. Winfield was Managing Partner of Coopers &
                                  Lybrand, Cleveland, Ohio from 1978 to 1994. He is a
                                  director of Boykin Lodging Co., HMI Industries, Inc.,
                                  International Total Services, Inc. and OfficeMax, Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 31, 1999 with respect to the beneficial ownership of the Common Shares. Unless otherwise indicated below, the persons named below have the sole voting and investment power with respect to the number of Common Shares set forth opposite their names. All information with respect to beneficial ownership has been furnished by the respective Director, officer or 5% or greater shareholder, as the case may be.

NAMES AND, WHERE NECESSARY,                                                       BENEFICIALLY OWNED
ADDRESSES OF BENEFICIAL OWNERS (1)                            NUMBER OF SHARES        PERCENTAGE
----------------------------------                            ----------------    ------------------
Wayland J. Russell..........................................     2,534,375               42.8%
Lawrence S. Hendricks.......................................       548,240                9.3%
Michael J. Viveiros.........................................       255,620                4.3%
Ivan J. Winfield............................................         2,000                  *
Brian L. Burton.............................................           500                  *
All Current Directors and Executive Officers of the Company
  (6 Persons)...............................................     3,340,735               56.4%

---------------

 * Less than one percent

(1) Unless otherwise indicated, the address of all persons listed above is c/o Rainbow Rentals, Inc., 3711 Starr Centre Drive, Canfield, Ohio 44406

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Act of 1934 requires the Company's Directors, executive officers, and persons who own 10% or more of the Company's Common Shares to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the Company. Based upon a review of these filings and written representations from such individuals, the Company understands that all such filers have adhered to all applicable filing requirements.

                        EXECUTIVE OFFICERS' COMPENSATION

     The following table sets forth certain information with respect to the compensation earned during the years ended December 31, 1998 and December 31, 1997, respectively, by the Chief Executive Officer and all other named executive officers of the Company whose annual salary and bonus exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                            LONG TERM COMPENSATION
                                    ANNUAL COMPENSATION   ---------------------------
                                    -------------------    OTHER ANNUAL      OPTION        ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY      BONUS    COMPENSATION(1)   AWARDS(#)   COMPENSATION(2)
---------------------------  ----   ---------   -------   ---------------   ---------   ---------------
Wayland J. Russell.........  1998   $306,075    $  -0-        $31,779                       $ 1,844
  Chief Executive Officer    1997    278,250    14,000         26,284           0             1,071
Lawrence S. Hendricks......  1998    229,556       -0-         19,841                         1,478
  Chief Operating Officer    1997    208,687    10,500         17,612           0               917
Michael J. Viveiros........  1998    229,556       -0-         23,508                         1,490
  President                  1997    208,687    10,500         23,048           0               917

---------------

(1) Includes the value of perquisites reported as taxable wages, including for 1998 the Company's annual business retreat cruise ($5,600 per individual) and personal travel and use of country clubs. For Messrs. Russell, Hendricks and Viveiros, the value of personal travel and country club use were $6,477 and $7,406; $3,018 and $5,778; and $4,920 and $8,104, respectively.

(2) Included in this column are matching and profit sharing contributions under the Company's 401(K) plan to Messrs. Russell, Hendricks and Viveiros in the amounts of $1,670, $1,458, and $1,470, respectively, in 1998, with the balance attributable to premiums on group term life insurance policies in excess of $50,000 per individual.

                                 STOCK OPTIONS

     No options were granted to any of the Executive Officers listed in the Summary Compensation Table pursuant to the Company's 1998 Stock Option Plan during 1998, nor do any of such individuals hold any options.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The following information will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

     The Compensation Committee of the Board of Directors was established in June, 1998 upon completion of the Company's initial public offering. Prior to the offering, executive compensation decisions were made by the Board of Directors of the Company, consisting of Messrs. Russell, Hendricks, and Viveiros and Michael A. Pecchia, the Company's Chief Financial Officer. Therefore, the Compensation Committee did not establish executive compensation levels for 1998. Executive compensation recommendations and determinations will be made for 1999 by the Compensation Committee.

                                          Wayland J. Russell, Chairman
                                          Brian L. Burton
                                          Ivan J. Winfield

                              CERTAIN TRANSACTIONS

     The Company's headquarters facility is leased from an entity owned by the three executive officers named in the Summary Compensation Table under a ten-year triple-net lease, with three two-year options. In 1998, the rental amount was $98,465. The Company believes that the rental is at market rate and that the other provisions of the lease are on terms no less favorable to the Company than could be obtained from unrelated parties. The Company has adopted a policy that future transactions with affiliates, if any, will be on terms no less favorable than could be obtained from unrelated parties.

     For several years, the Company has made significant contributions to charitable organizations, including organizations for which directors and officers serve or have served as trustees or officers. The aggregate amount of charitable contributions was approximately $230,000 in 1998.

     Mr. Russell and his spouse had guaranteed the Company's credit facility prior to the Company's initial public offering. As a result of the offering, the guaranty was released.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Shares against the cumulative total return of the Nasdaq U.S. composite index (the "Nasdaq of Composite Index") and a group consisting of publicly-traded rental -- purchase companies (the "Industry Group") from the date of the Company's initial public offering in June 1998 through December 31, 1998. The graph assumes that $100.00 was invested on June 4, 1998 in the Common Shares of the Company, the Nasdaq Composite Index and the Industry Group and assumes reinvestment of dividends. The Industry Group consists of Rent Way, Inc., Aaron Rents, Inc. and Rent-A-Center, Inc. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

     The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into and filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                                    [GRAPH]

                                       RAINBOW RENTALS, INC.        PEER GROUP          NASDAQ COMPOSITE
                                       ---------------------        ----------          ----------------
6/5/98                                           100                     100                    100
12/31/98                                       98.75                  105.07                 123.27

                                  PROPOSAL TWO
                              INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG LLP as auditors for the year ending December 31, 1999. The Board of Directors requests the ratification of the appointment of KPMG LLP by the shareholders at the Annual Meeting. The Board of Directors recommends that each shareholder vote "FOR" ratification of KPMG LLP as auditors for 1999.

     KPMG LLP has audited the Company's financial statements for each year since the year ended December 31, 1991. Representatives of KPMG LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                 PROPOSAL THREE
                          APPROVAL OF THE AMENDMENT TO
                             1998 STOCK OPTION PLAN

INTRODUCTION

     On February 16, 1999, the Board of Directors approved, subject to shareholder approval, an amendment to the Rainbow Rentals, Inc. 1998 Stock Option Plan (the "Plan"). The amendment to the Plan increases the number of shares of Common Stock reserved for issuance thereunder from 400,000 shares to 600,000 shares. The amendment is summarized below.

PURPOSE OF THE AMENDMENT

     The Company adopted the Plan in 1998, prior to the initial public offering, to advance the interests of the Company and its shareholders by encouraging and enabling directors and key employees of the Company to acquire or increase financial interests in the Company through the stock options granted under the Plan. As of December 31, 1998, the Company had options with respect to 306,200 shares outstanding to approximately 90 employees and only 93,800 shares remained available for issuance pursuant to additional options to be granted the Plan.

     The Board of Directors of the Company believes that it is in the best interests of the Company to increase the number of shares of the Company's Common Stock reserved for issuance under the Plan to 600,000 shares, an increase of 200,000 shares. The Board of Directors of the Company believes that the success of the Company is greatly dependent upon its ability to attract and retain key personnel of outstanding ability who are motivated to exert their best efforts on behalf of the Company and that the Plan has been effective in achieving this goal. In the opinion of the Board of Directors of the Company, the authorization of the additional shares will give the Company sufficient stock reserved for issuance under the Plan to allow the Company to attract and retain employees, including employees of recently completed acquisitions and employees of potential acquisition candidates, which will contribute to the successful conduct of the Company's operations.

     At March 31, 1999, the Company estimates that approximately 110 persons, of which four are executive officers are currently eligible to participate in the Plan. On March 31, 1999, the closing market price of the Company's Common Stock was $10.00 per share.

     The Plan is administered by the Company's Compensation Committee ("Committee").

     Options granted under the Plan represent rights to purchase Common Shares of the Company within a fixed period of time and at a specified price per share (the "Exercise Price"), which will be determined by the Committee but shall be no less than the market price of the Common Shares of the Company on the date of grant of the option.

     Options granted under the Plan become vested and exercisable as determined by the Committee, generally at 20% per year increments. Options terminate at the end of ten years following the date of grant, subject to earlier termination in certain circumstances. Pursuant to the Plan, in the event of a "change of control" of the Company, the Committee in its discretion may declare that all outstanding options become exercisable immediately and shall terminate if not exercised prior to the control change. Options may be exercised with cash or, at the sole discretion of the Committee, by delivery of shares of Common Stock of the Company owned by the option holder.

     The options granted under the Plan are, during the lifetime of the optionee, exercisable only by the optionee (or by an appointed guardian or legal representative) and, except as otherwise determined by the Board of Directors, in its discretion, are not transferable or assignable in whole or in part except by will or by the laws of descent and distribution. In general, the unexercised portion of any option granted under the Plan will terminate upon the earlier to occur of (i) the expiration of the option in accordance with its terms (anticipated normally to be ten years) or (ii) the expiration of three months from the date of termination of the option holder's employment.

     The Board of Directors has the right at any time to terminate or amend the Plan, but no such action may terminate options already granted or otherwise affect the rights of any optionee under an outstanding option without the optionee's consent. Without shareholder approval, the Board may not amend the Plan to (i) increase the total number of shares of stock subject to option (except for an adjustment of shares for stock splits, stock dividends or the like, (ii) change or modify the class of eligible participants, or (iii) materially increase the benefits accruing to Plan participants. Unless the Plan is terminated earlier by the Board, no options may be granted under the Plan after May 1, 2008.

     The Common Shares to be issued upon exercise of options granted under the Plan are expected to be registered under the Securities Act of 1933, as amended (the "Act"). Therefore, shares received by optionees upon exercise of the options will be freely transferable; provided that officers, directors and other "affiliates" of the Company must also comply with the resale restrictions of Rule 144 promulgated under the Act.

FEDERAL INCOME TAX CONSEQUENCES

     There are no federal income tax consequences to an optionee or to the Company on the granting of options. Generally, when an optionee exercises a non-qualified stock option, the optionee recognizes income in the amount of the aggregate fair market value of the shares received upon exercise, less the aggregate amount paid of those shares, and the Company may deduct as an expense the amount of income so recognized by the optionee, provided that the Company satisfies certain tax withholding requirements. The holding period of the acquired shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the acquired shares on the date of exercise.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

     Approval of the Plan as amended requires the affirmative vote of the holders of a majority of the Company's outstanding Common Shares present in person or by proxy and voting at the meeting. The Board of Directors recommends a vote "FOR" this proposal.

                                 OTHER MATTERS

     The Board of Directors of the Company is not aware that any matters other than those listed in the Notice of Meeting is to be presented for action at the meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

                            SHAREHOLDERS' PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders is expected to be December 9, 1999.

                                          MICHAEL A. PECCHIA
                                          Secretary

By Order of the Board of Directors
April 9, 1999

                                  RAINBOW RENTALS, INC.
                                3711 STARR CENTRE DRIVE
                                  CANFIELD, OHIO 44406

            The undersigned, a holder of shares of Common Stock of Rainbow Rentals, Inc., an Ohio corporation (the "Company"), hereby appoints WAYLAND J. RUSSELL, LAWRENCE S. HENDRICKS and MICHAEL J. VIVEIROS, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 13, 1999, and any adjournments thereof, as follows:

        1. The election of five members to the Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified, as provided in the Company's Proxy Statement:


              [ ]  FOR all nominees listed below           [ ]  WITHHOLD AUTHORITY to vote for all nominees listed
                                                           below

        (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME BELOW)

        Wayland J. Russell, Lawrence S. Hendricks, Michael J. Viveiros, Brian L.
                              Burton and Ivan J. Winfield.

        2. The ratification of the appointment of KPMG LLP as the Company's auditors for the year ending December 31, 1999.

                                    [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

        3. Approve an amendment to the 1998 Stock Option Plan to reserve for the issuance under the Plan an additional 200,000 shares.
                                    [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN
        4. Upon such other matters as may properly come before the meeting or any adjournments thereof.

            THE UNDERSIGNED HEREBY REVOKES ANY OTHER PROXY TO VOTE AT SUCH ANNUAL MEETING, AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXIES, AND EACH OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF. WITH RESPECT TO MATTERS NOT KNOWN AT THE TIME OF THE SOLICITATIONS HEREOF, SAID PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                                (Continued, and to be signed, on the other side)
 P
 R
 O
 X
 Y
         (Continued from the other side.)

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2 AND 3, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

        THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED APRIL 9, 1999 RELATING TO THE ANNUAL MEETING AND THE 1998 ANNUAL REPORT TO SHAREHOLDERS.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                    Date:________________, 1999

                                                    ----------------------------
                                                    Signature(s) of
                                                    Shareholder(s)

                                                    The signature(s) hereon
                                                    should correspond exactly
                                                    with the name(s) of the
                                                    Shareholder(s) appearing on
                                                    the Share Certificate. If
                                                    stock is jointly held, all
                                                    joint owners should sign.
                                                    When signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian, please
                                                    give full title as such. If
                                                    signer is a corporation,
                                                    please sign the full
                                                    corporate name, and give
                                                    title of signing officer.

                                                    THIS PROXY IS SOLICITED BY
                                                    THE BOARD OF DIRECTORS OF
                                                    RAINBOW RENTALS, INC.
                                   Proxy Card